                                                                  EXHIBIT 10.11

                             MASTER LEASE AGREEMENT
---------------------------------------------------------------- ---------------
LEGAL NAME OF LESSEE               D.B.A. NAME                  FEDERAL TAX ID #
YOU TOOLS CORPORATION               FASTNET                     23-2767197
--------------------------------------------------------------------------------
ADDRESS                                         COUNTY
961 MARCON BOULEVARD                             LEHIGH
----------- --------------------------------------------------------------------
CITY      STATE/PROVINCE   ZIP / /CORPORATION  / /PARTNERSHIP / / PROPRIETORSHIP
ALLENTOWN   PA           18103
---------- ---------------------------------------------------------------------
CONTACT NAME               PHONE NUMBER                 FAX NUMBER
STAN BIELICKI              610-289-1100               610-289-1108
--------------------------------------------------------------------------------
SUPPLIER/VENDOR                                          SALES REPRESENTATIVE
CISCO SYSTEMS, INC.
--------------------------------------------------------------------------------
ADDRESS                  CITY                  STATE                         ZIP
170 WEST TASMAN DRIVE  SAN JOSE                  CA                   95134-1706
--------------------------------------------------------------------------------

                           LEASE TERMS AND CONDITIONS

The terms and conditions of this Master Lease Agreement ("Master Agreement") shall apply to each and every Equipment Schedule ("LEASE") which shall become part of and attached to this Master Agreement. The Master Agreement and all Leases subsequently executed shall be referred to jointly as "Agreements".

1. Sunrise Leasing Corporation ("LESSOR") agrees to lease to LESSEE and Lessee agrees to lease from LESSOR the equipment listed on each LEASE ("Equipment").

2. TERM RENEWALS AND EXTENSIONS: This LEASE is for the term as stated herein and the rights and obligations of the parties shall commence upon LESSEE'S acceptance of the EQUIPMENT ("Commencement Date"). THIS LEASE IS NON-CANCELABLE FOR THE FULL TERM HEREOF. Each LEASE shall renew automatically in one year non-cancelable increments unless LESSOR receives written notice of LESSEE'S intent to: (a) purchase the EQUIPMENT or (b) terminate the LEASE. All notices must be received by LESSOR in writing via certified mail, return receipt, ninety (90) days prior to the end of the LEASE expiration date of the initial term or any of the non-cancelable increments.

3. PAYMENT: LESSEE agrees to pay LESSOR LEASE payments as stated herein. LESSOR shall bill LESSEE by invoice for LEASE payments at LESSEE'S address set forth above. Charges for a partial month will be prorated based on a thirty (30) day month. LESSEE shall remit payment in full to LESSOR by the Commencement Date in advance each month thereafter to the address set forth on the invoice. The obligation of LESSEE to make LEASE payments is unconditional. NOTWITHSTANDING ANY LAWFUL TERMINATION OF THE LEASE, LESSEE SHALL CONTINUE TO PAY LESSOR LEASE PAYMENTS UNTIL ALL EQUIPMENT HAS BEEN RETURNED TO LESSOR AS PROVIDED UNDER PARAGRAPH 14.

4. WARRANTIES: LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY, PROMISE, OR COVENANT, EXPRESS OR IMPLIED, AS TO THE CONDITION, QUALITY, DURABILITY, CAPABILITY, FUNCTION, PERFORMANCE, OR SUITABILITY OF THE EQUIPMENT, ITS MERCHANTABILITY, OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AGAINST INTERFERENCE OR AGAINST INFRINGEMENT. THE PARTIES AGREE THAT AS THE LESSEE SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT, NO DEFECT, EITHER PATENT OR LATENT, SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE, INCLUDING CONSEQUENTIAL AND INCIDENTAL DAMAGES, ARISING OUT OF LESSEE'S USE OF THE EQUIPMENT, OR SUPPLIER'S FAILURE TO TIMELY DELIVER THE EQUIPMENT.

5. ASSIGNMENT: (A) LESSEE SHALL NOT ASSIGN, SUBLET, LEND, TRANSFER, OR PLEDGE THIS LEASE OR THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN APPROVAL. THIS LEASE AND THE COVENANTS AND OBLIGATIONS HEREUNDER SHALL BE
     BINDING UPON

ANY SUCH ASSIGN, SUCCESSOR, REPRESENTATIVE OR TRANSFEREE OR LESSEE. (B) LESSOR may assign, transfer, pledge or sell LESSOR'S interest in this LEASE or the EQUIPMENT. Upon notification of such assignment, LESSEE shall remit lease payments directly to the address set forth on the notification. In no event shall any assignee of LESSOR be obligated to perform any duty, covenant, condition, or promise under this LEASE. (C) All terms and conditions hereof shall be binding upon all successors and assigns of the parties hereto but only to the extent such successors and assigns are permitted hereunder.

6. UCC FILINGS: LESSEE hereby agrees to execute such financing statements, amendments thereto and other instruments as may be requested by LESSOR and hereby constitutes and appoints LESSOR its true and lawful attorney-in-fact to execute such financing statements on behalf of LESSEE without the LESSEE'S signature. LESSEE agrees that the filing of this LEASE or a photocopy thereof shall constitute and be the equivalent of the filing of an original financing statement with respect to the EQUIPMENT under the Uniform Commercial Code and LESSEE hereby adopts any photocopy or other reproduction of its signature on this LEASE as its own.

7. PURCHASE OPTION: Upon lawful termination of this LEASE and provided that no Event of Default has occurred during the term of the LEASE, LESSEE shall have an option to purchase all (not part) of the EQUIPMENT without recourse or warranty ("Purchase Option"). The LESSEE, however, is required to give ninety (90) days written notice to LESSOR prior to the end of the LEASE of its intention to purchase the EQUIPMENT. The payment for the EQUIPMENT purchase must be made prior to the next usual LEASE rental payment date for that LEASE; otherwise LESSEE shall be billed for the next LEASE payment under the terms of the LEASE and the LEASE payment must be made promptly. If an Event of Default has occurred during the term of the LEASE or payment for the EQUIPMENT is not made pursuant to the terms of this Option, LESSEE'S Purchase Option shall be canceled forthwith. LESSEE does not have the right to assign its Purchase Option rights to any other entity. THE FAIR MARKET VALUE OF EQUIPMENT SHALL BE THE RETAIL MARKET PRICE FOR USED, WELL MAINTAINED EQUIPMENT AT THE TERMINATION OF A LEASE.

8. USE OF EQUIPMENT: LESSEE shall use the EQUIPMENT solely at the business location as set forth in the Equipment Schedule. LESSEE shall use the EQUIPMENT in compliance with the Manufacturer's or Supplier's suggested guidelines. Provided LESSEE is not in default hereunder, LESSEE shall have the right to quiet and peaceful use of the EQUIPMENT. LESSOR shall be permitted to inspect the EQUIPMENT during LESSEE'S regular business hours.

9. REPAIRS: LESSEE, at its own expense, shall keep the EQUIPMENT in good repair, and maintain a service agreement in full force throughout the term of the LEASE which fulfills all of the manufacturer's or vendor's maintenance requirements as set forth in its full service maintenance contract. Notwithstanding LESSEE agrees to pay LESSOR for any expense incurred to cause the EQUIPMENT to meet vendor's specifications. LESSEE shall pay such charges immediately upon request.

10. INSURANCE: LESSEE shall provide, and pay for (a) insurance against the loss or theft of or damage to the EQUIPMENT for the full replacement value and
     (b) public liability and property damage insurance naming LESSOR as Loss Payee or Additional Insured. Upon request from LESSOR, LESSEE shall provide LESSOR with a Certificate of Insurance.

11. NET LEASE: LESSEE intends the LEASE payments hereunder to be net to LESSOR. LESSEE shall pay, or reimburse LESSOR, property taxes, fees, assessments, charges and taxes (municipal, state and federal) which are imposed upon this LEASE or the EQUIPMENT or its ownership, leasing, renting, possession or use while it is subject to this LEASE, excluding, however, taxes based on LESSOR'S net income. Unless otherwise specified in the LEASE, LESSOR shall be responsible for filing all personal property tax returns with respect to the EQUIPMENT and shall pay all taxes in connection with such filing. LESSEE shall reimburse LESSOR for such personal property tax payments within ten (10) days of receipt of LESSOR'S invoice therefore.

12. TITLE: Title to the EQUIPMENT shall remain in LESSOR except upon the exercise of the Purchase Option by LESSEE. All replacement parts, accessories, additions to, or modifications of the EQUIPMENT shall become property of LESSOR, LESSEE shall affix to the EQUIPMENT, in a prominent place, any tags, stickers, labels or markings supplied by LESSOR stating ownership of the EQUIPMENT. LESSEE shall give LESSOR immediate notice of any attachment or judicial process affecting the EQUIPMENT or LESSOR'S ownership thereof.

13. RISK OF LOSS: Upon acceptance of the EQUIPMENT, LESSEE shall bear risk of loss from any cause whatsoever and any such loss shall not relieve LESSEE from any obligation hereunder including the duty to make LEASE payments. In the event the EQUIPMENT is lost or damaged beyond repair, LESSEE shall replace the EQUIPMENT with identical EQUIPMENT, which shall become the EQUIPMENT for purposes of this LEASE.

14. RETURN OF EQUIPMENT: Upon lawful termination of this LEASE or upon LESSEE'S default, LESSEE, at its own expense, shall crate, insure, and transport the EQUIPMENT to LESSOR or to a location within the Continental U.S. designated by LESSOR to receive the EQUIPMENT in the same condition it was at the commencement of the LEASE reasonable wear and tear excepted.

15. EVENTS OF DEFAULT: The following shall be "Events of Default": (a) LESSEE fails to make any LEASE payment within five (5) days after the date the payment is due; (b) LESSEE fails to allow LESSOR to inspect the EQUIPMENT during business hours; (c) LESSEE fails to provide insurance on EQUIPMENT;
     (d) LESSEE fails to maintain the EQUIPMENT and maintain a service contract;
     (e) LESSEE assigns or otherwise transfers this lease or the EQUIPMENT without LESSOR'S prior written approval; (f) LESSEE creates, incurs, or assumes any mortgage, lien, pledge, or other encumbrance or attachment of any kind whatsoever, with respect to the EQUIPMENT or this LEASE or any of LESSOR'S interest hereunder; (g) LESSEE moves the EQUIPMENT to a location other than as stated on the front page hereof without LESSOR'S prior written approval; (h) LESSEE fails to return the EQUIPMENT to LESSOR upon termination of this LEASE; (i) LESSEE files or has filed against it a petition in bankruptcy or seeking similar relief; (j) LESSEE becomes insolvent; or (k) LESSEE defaults under any other lease or agreement between the parties.

16. REMEDIES: Unless LESSEE cures an event of default within 10 business days from when it has received written notice from LESSOR, the parties agree that upon the occurrence of an Event of Default, LESSOR may take one or more of the following actions: (i) declare the entire amount of the remaining LEASE payments, including arrearages, due and immediately payable, (ii) take peaceful possession of the EQUIPMENT with or without court order, and (iii) recover all commercially reasonable costs and expenses incurred by LESSOR in any repossession, recovery, storage or repair, sale, release or other disposition of the EQUIPMENT. No right or remedy herein conferred upon or reserved to LESSOR is exclusive of any other right or remedy hereunder or allowed by law. Each right and remedy shall be cumulative and may be exercised singly or in combination. To the extent permitted by applicable law, LESSEE also hereby waives any rights now or hereafter conferred by statute or otherwise which may require LESSOR to sell, lease or otherwise use the EQUIPMENT in mitigation of LESSOR'S damages, or which may otherwise limit or modify any of LESSOR'S rights or remedies under this paragraph.

17. LESSOR'S EXPENSES: LESSEE shall pay LESSOR all costs and expenses, including reasonable attorney's fees, incurred by LESSOR in exercising any of its rights or remedies hereunder. To the extent allowed by law, LESSEE shall be obligated to pay a late payment penalty equal to 5% of the monthly rental for each month the payment is delinquent, or the maximum rate permitted by law.

18. INDEMNITY: LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of, connected with, or resulting from this LEASE or the EQUIPMENT without limitation. The indemnities contained herein shall survive termination of this LEASE.

19. NON-WAIVER: LESSOR'S failure to require strict performance by LESSEE of any of the provisions of this LEASE shall not be a waiver thereof.

20. SEVERABILTY: If any provision of this LEASE be declared invalid, such provision shall be inapplicable and deemed omitted, but the remaining provisions, including the default and remedy provisions, shall remain in full force and effect.

21. WAIVER: Except as hereinafter specifically provided and to the extent allowed by law, LESSEE and LESSOR agree that the provisions of Uniform Commercial Code Article 2A, as enacted by the State of Minnesota, shall not be applicable to this Agreement. Notwithstanding the foregoing, UCC Sections 2A-109, 2A-523, 2A-525, 2A-526 and 2A-531 shall remain applicable in their current form.

22. CHOICE OF LAW, JURISDICTION AND VENUE: The parties herein expressly agree that this Agreement shall be governed by the laws of the State of Minnesota and shall be interpreted, construed and enforced in accordance with the laws of the State of Minnesota. In any legal action hereunder, LESSEE hereby consents to personal jurisdiction and venue in the Courts of the State of Minnesota, and LESSEE will not object to personal jurisdiction or venue in the Courts of the State of Minnesota.

23. Monthly Lease Payments and other Lease Terms shall be shown on Equipment Schedules to this Master Agreement and are incorporated herein by reference.

LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH HEREIN. This Master Agreement Constitutes the entire Agreement between the parties and no provision of this Master Agreement shall be deemed waived, amended or modified by either party unless such waiver, amendment or modification is in writing signed by the party to be charged thereby.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS 23RD DAY OF OCTOBER, 1997.

NAME OF LESSEE: YOU TOOLS CORPORATION DBA FASTNET           LESSOR:SUNRISE LEASING CORPORATION

SIGNED_/s/_David K. Van Allen    DATE_6/13/97               SIGNED /s/ Carrie A. Halvorson DATE 10/23/97
                                                                   signature signifies acceptance by Lessor

NAME AND TITLE David K. Van Allen, Chief Executive Officer  NAME AND TITLE Carrie A. Halvorson
               -------------------------------------------                 -------------------
                  and Vice President
               ------------------------


                  EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.


-----------------------------------------------------------------------------------------------
EQUIPMENT LOCATION
961 Marcon Boulevard          Allentown           PA          18103          Lehigh
-----------------------------------------------------------------------------------------------
STREET ADDRESS                  CITY            STATE          ZIP           COUNTY


-----------------------------------------------------------------------------------------------
                                             EQUIPMENT DESCRIPTION
QUANTITY         MAKE/MODEL                                                     SERIAL NUMBER

---------------- ------------------------------------------------------------------------------
       2         CISCO7513/4 7513 13-Slot, 2 CyBus, 1 RSP4, Single Power Supply

       2         MEM-RSP-64M RSP 64MB DRAM Option

       6         PA-H Single Port HSSI Port Adapter

       4         PA-FE-TX 1-Port Fast Ethernet (100 Base TX) Port Adapter

       1         MEM-RSP-FLC16M Cisco 7500 RSP Flash Credit Card:  16 MB Option

       1         SF75C-X.X.X RSP1, RSP2, RSP7000 IOS IP Only Feature Set

       1         FR-IR75 InterDomain Routing License

       1         FR-WPP75 RSP1, RSP2, RSP7000 WAN Packet Protocols License

       1         SF75C-X.X.X RSP1, RSP2, RSP7000 IOS IP Only Feature Set

       1         FR-IR75 InterDomain Routing License

       1         FR-WPP75 RSP1, RSP2, RSP7000 WAN Packet Protocols License

       1         MEM-RSP-FLC16M Cisco 7500 RSP Flash Credit Card:  16 MB Option

       5         VIP2-20 Versatile Interface Processor-2, Model 20

       1         CISCO7513 Cisco 7513 13-Slot, 2 CyBus:  IRSP2:1 AC Supply

       1         SF75CV-X.X.X RSP1, RSP2, RSP7000 IOS IP & Basic VIP Feature Set

       1         VIP2-20 Versatile Interface Processor-2, Model 20

       2         PA-H Single Port HSSI Port Adapter

       1         CON-SNT-7513 Cisco 7513 SMARTnet Maintenance

                 ------------------------------------------------------------------------------

                 PURCHASE OPTIONS         /X/  Fair Market Value

                                          / /  Other___________________________________________

                 The Purchase Option terms and conditions are listed in section
                 7 of the Master Lease Agreement.
                 ------------------------------------------------------------------------------


                 SALE TAX OPTIONS:        /X/  Each lease payment is subject to sales tax
                                          / /  Total Sales Tax required in advance
                                          / /  Exempt Certificate Attached (subject to local
                                               tax regulations)
---------------- ------------------------ -----------------------------------------------------

-------------------------------
          LEASE TERM
          36 MONTHS
-------------------------------

       PAYMENT SCHEDULE
    MONTHLY]LEASE PAYMENT
     [*] /month*
   *Automatic Bank Payments
  Excludes Applicable Taxes

-------------------------------

       ADVANCE PAYMENT
 (Including Applicable Taxes)


   [*] for last payment

-------------------------------

      REMAINING MONTHLY
           PAYMENTS
 (Excluding Applicable Taxes)


   35 MOS at * [*]/mo
-------------------------------

       SECURITY DEPOSIT
           (If Any)


            $ N/A
-------------------------------


Upon receipt and acceptance of the Equipment subject to this Equipment
Schedule, please complete the attached Equipment Receipt and Acceptance
Report and return it to Sunrise Leasing Corporation.
--------------------------------------------------------------------------------
LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE REVERSE SIDE OF THE MASTER LEASE

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS 23RD DAY OF OCTOBER, 1997.


NAME OF LESSEE: YOU TOOLS CORPORATION dba FASTNET                               LESSOR:  SUNRISE LEASING CORPORATION

SIGNED/s/ David K. Van Allen, CEO & VP       DATE 6/13/97                       SIGNED /s/ Carrie Halvorson
      --------------------------------            -------                              ---------------------------------
         authorized signature                                                          signature signifies acceptance by Lessor

NAME AND TITLE David K. Van Allen, CEO & VP                                     DATE 10/23/97
               ----------------------------                                          ------------
                  Please Print                                                       Please Print


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

EXTENSION SHEET FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS


STATE OF:         PA                                       NUMBER OF SHEETS:  1


The Equipment listed below:

Quantity          Description
-------------------------------------------------------------------------------
5                          TNT DUAL AC BASE CHASSIS
5                          SPARE 19" RACK MOUNT KIT
5                          SHIELD TO ROUTE EXHAUST TO REAR
5                          STANDARD S/W RELEASE FOR TNT
5                          DOMESTIC POWER CORD
33                         SERIES 56 48 PORT DIGITAL MODEM CARDS
11                         OCTAL CT1 TI/PRI MODULE
5                          100 BASE-T ETHERNET CARD
5                          HYBRID ACCESS 192 S/W ENABLE
5                          ISDN SIGNALLING S/W ENABLE

1                          ASCEND ACCESS CONTROL

6                          TNT DUAL AC BASE CHASSIS
6                          SPARE 19" RACK MOUNT KIT
6                          SHIELD TO ROUTE EXHAUST TO REAR
6                          STANDARD S/W RELEASE FOR TNT
6                          DOMESTIC POWER CORD
6                          ISDN SIGNALLING S/W ENABLE
6                          100 BASE-T ETHERNET CARD
6                          HYBRID ACCESS 192 S/W ENABLE
28                         SERIES 56 48 PORT DIGITAL MODEM CARDS
3                          REDUNDANT AC POWER SUPPLY
11                         OCTAL CT1 T1/PRI MODULE

has been sold by Ascend Communications, Inc. and all additions, substitutions, and upgrades thereto whether now or hereafter in the Lessee's possession. This equipment is more fully described in SCHEDULE NO. 02-01 AND 02-02 TO MASTER LEASE AGREEMENT 9161 between Debtor and Secured Party. This filing is made for information purposes only. The equipment covered hereby is the subject of a lease transaction with Debtor as Lessee and Secured Party as Lessor.


Debtor:           You Tools Corporation/FASTNET

Secured Party:    ASCEND Credit Corporation

LOCATION:                                                                                         SCHEDULE #     9161-02-02

You Tools Corporation/FASTNET
2130 Arch Street
Philadelphia, PA  18001

QTY      PART #                     DESCRIPTION                                                                   EXTENDED
--------------------------------------------------------------------------------------------------------------------------
6        TNT-2AC           TNT DUAL AC BASE CHASSIS                                                              $[*]
6        TNT-SP-RM19       SPARE 19" RACK MOUNT KIT                                                                   $[*]
6        TNT-SP-SHIELD     SHIELD TO ROUTE EXHAUST TO REAR                                                            $[*]
6        TNT-SR-STD        STANDARD S/W RELEASE FOR TNT                                                               $[*]
6        POW-CORD-DOM      DOMESTIC POWER CORD                                                                        $[*]
6        TNT-SO-ISDN       ISDN SIGNALLING S/W ENABLE                                                            $[*]
6        TNT-SL-E100       100 BASE-T ETHERNET CARD                                                              $[*]


6        TNT-SL-HA192      HYBRID ACCESS 192 S/W ENABLE                                                          $[*]
28       TNT-SL-DM48-S56   SERIES 56 48 PORT DIGITAL MODEM CARDS                                                 $[*]
3        TNT-SP-AC         REDUNDANT AC POWER SUPPLY                                                              $[*]
11       TNT-SL-CT1        OCTAL CT1 T1/PRI MODULE                                                               $[*]



                                                              TOTAL:                                              $489,719

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

LOCATION:                                                                                         SCHEDULE#     9161-02-01

You Tools Corporation/FASTNET
3864 Courtney Street, #130
Bethlehem, PA  18017


QTY      PART #                     DESCRIPTION                                                                   EXTENDED
--------------------------------------------------------------------------------------------------------------------------
5        TNT-2AC           TNT DUAL AC BASE CHASSIS                                                              $[*]
5        TNT-SP-RM19       SPARE 19" RACK MOUNT KIT                                                                   $[*]
5        TNT-SP-SHIELD     SHIELD TO ROUTE EXHAUST TO REAR                                                            $[*]
5        TNT-SR-STD        STANDARD S/W RELEASE FOR TNT                                                               $[*]
5        POW-CORD-DOM      DOMESTIC POWER CORD                                                                        $[*]
33       TNT-SL-DM48-S56   SERIES 56 48 PORT DIGITAL MODEM CARDS                                                $[*]
11       TNT-SL-CT1        OCTAL CT1 T1/PRI MODULE                                                               $[*]
5        TNT-SL-E100       100 BASE-T ETHERNET CARD                                                              $[*]
5        TNT-SL-HA192      HYBRID ACCESS 192 S/W ENABLE                                                          $[*]
5        TNT-SO-ISDN       ISDN SIGNALLING S/W ENABLE                                                            $[*]

1        AAC-CD            ASCEND ACCESS CONTROL                                                                  $[*]



                                                              TOTAL:                                              $616,248





[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.